Exhibit 99.1

Investor Contact:	Nate Wallace	Press Contact:	Sheila Blackwell
	Manugistics Group, Inc.		Manugistics Group, Inc.
	nate@manu.com		sblackwell@manu.com
	301-255-5059		301-255-5486

Manugistics Announces Third Quarter Fiscal 2006 Results

ROCKVILLE, Md. — January 5, 2006 — Manugistics Group, Inc. (NASDAQ:MANU), a leading global provider of synchronized supply chain and revenue management solutions, today reported results for its fiscal 2006 third quarter ended November 30, 2005.

For the third quarter, total revenue was $39.9 million, down 11 percent from $45.0 million in the prior year quarter. Software license revenue was $4.1 million, down 39 percent from $6.7 million in the prior year quarter. Support revenue was $21.1 million, up 2 percent from $20.7 million in the prior year quarter. Product revenue, which is composed of software license and support revenue, was 63 percent of total revenue compared to 61 percent of total revenue in the prior year quarter. Services revenue, excluding reimbursed expenses, was $13.2 million, down 18 percent from $16.2 million in the prior year quarter.

For the third quarter, the Company reported GAAP net loss of $4.6 million, or $0.06 per basic and diluted share, compared to GAAP net loss of $13.3 million, or $0.16 per basic and diluted share, in the prior year quarter. For the third quarter, the Company reported GAAP operating loss of $3.6 million compared to GAAP operating loss of $11.5 million in the prior year quarter. GAAP net loss and GAAP operating loss for the quarters ended November 30, 2005 and 2004 included $1.3 million and $2.9 million, respectively, in exit and disposal charges primarily related to the abandonment of offices with lease commitments and severance and related benefits for involuntary terminations.

For the third quarter, the Company reported adjusted operating income of $0.2 million compared to adjusted operating loss of $3.3 million in the prior year quarter. The Company reported adjusted net loss of $1.4 million, or $0.02 per basic and diluted share for the third quarter, compared to adjusted net loss of $5.1 million, or $0.06 per basic and diluted share, in the prior year quarter.

Adjusted operating income or loss, adjusted net loss and adjusted net loss per basic and diluted share referred to in this press release are non-GAAP measures and exclude the following items: amortization of intangibles and acquired technology, charges and benefits from exit and disposal activities, asset impairment charge, benefit from tax refund and adjustments and non-cash stock option compensation charges. A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables following the text of this press release. For further information, please refer to the section of the press release titled, “Reasons for Presentation of Non-GAAP Financial Measures.”

Headcount at the end of the third quarter was 766 compared to 765 from the end of the prior quarter. As previously announced, the Company intends to increase headcount and development capacity in India and to reduce its headcount and development capacity at its U.S. development organization by the end of fiscal 2006. As a result of reducing its product development costs in the U.S., the Company thereby plans to reduce its overall product development costs from its third quarter of fiscal 2005 by $2.0 million to $3.0 million per quarter by the end of fiscal 2006.

Business Metrics – Third Quarter Ended November 30, 2005

•                  Cash used in operations was $6.8 million.

•                  Cash, cash equivalents, marketable securities and long-term investments were approximately $126.5 million as of November 30, 2005, down from $136.1 million as of August 31, 2005, primarily as a result of cash usage for operating activities, including the $4.4 million semi-annual interest payment on our long-term debt and $2.8 million in payments of previously enacted exit and disposal activities.

•                  Capitalized software development costs were $0.8 million for the quarter while the amortization of capitalized software development costs for the same period was $2.3 million for a net expense of $1.5 million.

•                  The Company closed 10 significant software license transactions – software license transactions (excluding those recognized on a percentage-of-completion or ratable basis) of $100,000 or greater recognized in the quarter.

•                  There were no significant software license transactions of $1.0 million or greater.

•                  The average selling price for significant software license transactions was approximately $288,000.

•                  20 percent of software license revenue from significant software license transactions related to new clients.

•                  77 percent of software license revenue came from international sales.

•                  Days Sales Outstanding (DSO) for receivables was 84 days, compared to 78 days for the quarter ended August 31, 2005.

•                  Bookings for the quarter were $0.5 million. Bookings are defined as the amount of software license revenue we expect to recognize in future periods from software license transactions signed during the quarter.

Manugistics does not provide forward-looking guidance on software license revenue, total revenue, operating income or net income performance nor does the Company intend to provide performance updates prior to the next release of quarterly results.

Conference Call Information

Manugistics will conduct a simultaneous conference call and audio Web-cast on Thursday, January 5, 2006 at 5:00 PM EST to discuss the Company’s financial performance for its third quarter. Interested parties may listen to the Web-cast by going to www.manugistics.com/ir/.

A recording of the call will be available from 7:00 PM EST Thursday, January 5, 2006 through approximately 7:00 PM EST on Monday, January 9, 2006. To listen to the recording, callers within North America may call 800-633-8284. Callers outside North America may call 402-977-9140. Callers to the recording will be required to enter the access number for this call, which is 21276744. In addition, a recording of the Web-cast will be archived until the Company’s next earnings call on the Manugistics website at www.manugistics.com/ir/.

Other Highlights and Developments

Third Quarter Global Client Wins: The Company recognized ten significant software license transactions in key industries in the Americas, Europe and Asia, with third quarter global wins including, among others: Elemica; Fosters Group; Merial; and Thales Information Systems (Midland Mainline).

Manugistics Clients to Showcase Retail Strategies at National Retail Federation (NRF) Convention: The Company announced that McDonald’s Corporation and Limited Brands will participate in the Manugistics-sponsored Supply Chain Strategies track at the NRF Show in New York City, January 16-18. The Company will also showcase its retail solutions as an exhibitor (Booth #1327).

About Manugistics Group, Inc.

Manugistics powers the synchronized supply chain. Clients depend on Manugistics to position them one step ahead of demand. With Manugistics’ unparalleled supply chain and revenue management solutions, clients achieve improved forecast and inventory accuracy and leverage industry leading pricing and yield management solutions to maximize profits while ensuring optimum supply for constantly changing demand. Its clients include industry leaders such as Boeing, Canadian Tire, Cingular, Circuit City, Coca-Cola Bottling, Coty International, DHL, Diageo, Dixons, DuPont, Eurostar Group Ltd., Georgia-Pacific, Great North Eastern Railway (GNER), Harley-Davidson, Harrah’s Entertainment, H.J. Heinz, L.L. Bean, Limited Brands, Kraft Foods, Marriott, McCormick, Nestle, RadioShack, The Scotts Company, Sears, Roebuck & Co., Sinotrans, Unilever and Wickes Building Supplies. For more information, visit our website at www.manugistics.com.

Reasons for Presentation of Non-GAAP Financial Measures

The non-GAAP financial measures presented in the text of this press release and accompanying supplementary financial information (also referred to as “adjusted”) represent the financial measures used by the Company’s management to evaluate the quarterly operating performance of the Company and to conduct its business operations. These non-GAAP financial measures are also used by management to evaluate return on investment, income contribution and future impact to operating results of potential mergers and acquisitions. In addition, these non-GAAP financial measures facilitate management’s internal comparisons to competitors’ operating results and the software industry in general. This non-GAAP financial information is provided as additional information for investors and is not in accordance with, or an alternative to, GAAP. In addition, the non-GAAP financial information provided may be different than similar measures used by other companies. However, the Company’s management believes these non-GAAP measures provide useful information to investors, potential investors, securities analysts and others so each group can evaluate the Company’s current and future prospects in the same manner as management if they so choose. The Company believes its non-GAAP measures of operating performance better reflect the underlying economics of its business and better align with the cash flow performance of the Company as measured under GAAP than it does with operating results as presented under GAAP, which include or may include, from time to time, non-cash charges for amortization expense and purchased research and development related to acquisitions, impairment losses on long-lived assets, exit and disposal activities, one-time tax benefits and non-cash stock option compensation charges. A reconciliation of GAAP results to adjusted results has been provided in the financial statement tables that accompany this press release.

Forward-Looking Statements

This release contains forward-looking statements that refer to plans and expectations for the future and involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, the following: (1) the Company’s ability to generate sufficient cash flow to meet its existing debt obligations and effectively conduct its business operations; (2) the implementation of the Company’s exit and disposal plans and other cost reduction measures to align its cost structure with its revenue; (3) recent significant changes in the Company’s organizational structure and senior management; (4) the Company’s ability to motivate, hire and retain its highly skilled and qualified workforce; (5) continued softness in the market conditions for enterprise application software, as well as political upheaval and unrest; (6) the Company’s ability to overcome its difficulties in sales execution; (7) the ability of the Company’s management to accurately forecast revenue or to adjust the Company’s cost structure, most of which is fixed in the short-term, quickly enough to align it with revenue; (8) the ability of the Company’s management to accurately project cost savings from exit and disposal activities and other cost saving initiatives; (9) the Company’s ability to maintain its competitive place in the markets for its products and services, to keep pace with the rapid technological advances or to introduce new products or product versions that satisfy customer demand, achieve market acceptance or meet competitive challenges; and (10) the Company’s ability to remain competitive in its markets as the enterprise application software sector consolidates.  With respect to the exit and disposal plans and changes in organizational structure and senior management, there can be no assurances as to the effectiveness of these plans and changes on the Company’s overall financial performance and condition, that further similar initiatives will not be undertaken in the future, or that these plans will not have an adverse impact on the Company’s ability to successfully operate its business.

Forward-looking statements may be identified by the use of words such as “anticipate,” “assume,” “believe,” “confident,” “deliver,” “expect,” “focus,” “forecast,” “goal,” “intend,” “might,” “objectives,” “pipeline,” “plan,” “predict,” “probably,” “should,” “strategy,” “target,” or “would.” Additional information about factors that potentially could affect Manugistics’ financial results is included in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended February 28, 2005 and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2005. Manugistics assumes no obligation to update the forward-looking information contained in this announcement.

Manugistics is a registered trademark, and the Manugistics logo and Manugistics NetWORKS are trademarks of Manugistics, Inc. All other product or company names mentioned are used for identification purposes only, and may be trademarks of their respective owners.

MANUGISTICS GROUP, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP (1)

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	(Unaudited)		(Unaudited)
	2005	2004	2005	2004
REVENUE:
Software license	$4,093	$6,664	$17,552	$28,143
Support	21,099	20,666	64,669	63,383
Services	13,184	16,159	43,124	50,091
Reimbursed expenses	1,548	1,556	4,885	6,273
Total revenue	39,924	45,045	130,230	147,890

OPERATING EXPENSES:
Cost of Revenue:
Cost of software license	3,599	3,525	11,181	10,861
Amortization of acquired technology	935	3,546	4,743	10,638
Cost of services and support	14,526	18,391	46,158	55,621
Cost of reimbursed expenses	1,548	1,556	4,885	6,273
Sales and marketing	9,321	11,387	28,842	41,852
Product development	6,523	8,257	21,977	25,151
General and administrative	4,173	5,250	14,495	17,270
Amortization of intangibles	1,662	1,662	4,987	4,986
Asset Impairment	—	—	3,733	—
Exit and disposal activities	1,259	2,931	2,988	6,636
Non-cash stock option compensation charge	—		—	168
Total operating expenses	43,546	56,505	143,989	179,456

OPERATING LOSS	(3,622)	(11,460)	(13,759)	(31,566)
OTHER EXPENSE, NET	(1,215)	(1,585)	(4,446)	(5,655)
LOSS BEFORE INCOME TAXES	(4,837)	(13,045)	(18,205)	(37,221)
(BENEFIT) PROVISION FOR INCOME TAXES.	(193)	223	(2,527)	894
NET LOSS	$(4,644)	$(13,268)	$(15,678)	$(38,115)

BASIC AND DILUTED LOSS PER SHARE	$(0.06)	$(0.16)	$(0.19)	$(0.47)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	82,368	81,928	82,240	81,885

(1) GAAP = Generally Accepted Accounting Principles

MANUGISTICS GROUP, INC AND SUBSIDIARIES

ADJUSTED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - NON - GAAP (1)

(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	(Unaudited)		(Unaudited)
	2005	2004	2005	2004
REVENUE:
Software license	$4,093	$6,664	$17,552	$28,143
Support	21,099	20,666	64,669	63,383
Services	13,184	16,159	43,124	50,091
Reimbursed expenses	1,548	1,556	4,885	6,273
Total revenue	39,924	45,045	130,230	147,890

OPERATING EXPENSES:
Cost of Revenue:
Cost of software license	3,599	3,525	11,181	10,861
Cost of services and support	14,526	18,391	46,158	55,621
Cost of reimbursed expenses	1,548	1,556	4,885	6,273
Sales and marketing	9,321	11,387	28,842	41,852
Product development	6,523	8,257	21,977	25,151
General and administrative	4,173	5,250	14,495	17,270
Total operating expenses	39,690	48,366	127,538	157,028

ADJUSTED OPERATING INCOME (LOSS)	234	(3,321)	2,692	(9,138)
OTHER EXPENSE, NET	(1,215)	(1,585)	(4,446)	(5,655)
ADJUSTED LOSS BEFORE INCOME TAXES	(981)	(4,906)	(1,754)	(14,793)
(BENEFIT) PROVISION FOR INCOME TAXES	412	223	692	894
ADJUSTED NET LOSS	$(1,393)	$(5,129)	$(2,446)	$(15,687)

BASIC AND DILUTED ADJUSTED LOSS PER SHARE	$(0.02)	$(0.06)	$(0.03)	$(0.19)

SHARES USED IN BASIC AND DILUTED ADJUSTED LOSS PER SHARE CALCULATION:	82,368	81,928	82,240	81,885

(1)          The adjusted condensed consolidated statements of operations is a non-GAAP presentation of the Company’s financial performance that is intended to enhance the understanding of the results of operations.  Please see the reconciliation to GAAP results that also accompanies this press release.

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

THREE MONTHS ENDED NOVEMBER 30, 2005

(in thousands, except per share data)

(Unaudited)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software license	$4,093	$—		$4,093
Support	21,099	—		21,099
Services	13,184	—		13,184
Reimbursed expenses	1,548	—		1,548
Total revenue	39,924	—		39,924

OPERATING EXPENSES:
Cost of Revenue:
Cost of software license	3,599	—		3,599
Amortization of acquired technology	935	(935	)(a)	—
Cost of services and support	14,526	—		14,526
Cost of reimbursed expenses	1,548	—		1,548
Sales and marketing	9,321	—		9,321
Product development	6,523	—		6,523
General and administrative	4,173	—		4,173
Amortization of intangibles	1,662	(1,662	)(a)	—
Exit and disposal activities	1,259	(1,259	)(b)	—
Total operating expenses	43,546	(3,856)		39,690

OPERATING (LOSS) INCOME	(3,622)	3,856		234
OTHER EXPENSE, NET	(1,215)	—		(1,215)
LOSS BEFORE INCOME TAXES	(4,837)	3,856		(981)
BENEFIT FOR INCOME TAXES	(193)	605	(e)	412
NET LOSS	$(4,644)	$3,251		$(1,393)

BASIC AND DILUTED LOSS PER SHARE	$(0.06)			$(0.02)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	82,368			82,368

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

THREE MONTHS ENDED NOVEMBER 30, 2004

(in thousands, except per share data)

(Unaudited)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software license	$6,664	$—		$6,664
Support	20,666	—		20,666
Services	16,159	—		16,159
Reimbursed expenses	1,556	—		1,556
Total revenue	45,045	—		45,045

OPERATING EXPENSES:
Cost of Revenue:
Cost of software license	3,525	—		3,525
Amortization of acquired technology	3,546	(3,546	)(a)	—
Cost of services and support	18,391	—		18,391
Cost of reimbursed expenses	1,556	—		1,556
Sales and marketing	11,387	—		11,387
Product development	8,257	—		8,257
General and administrative	5,250	—		5,250
Amortization of intangibles	1,662	(1,662	)(a)	—
Exit and disposal activities	2,931	(2,931	)(b)	—
Total operating expenses	56,505	(8,139)		48,366

OPERATING LOSS	(11,460)	8,139		(3,321)
OTHER EXPENSE, NET	(1,585)	—		(1,585)
LOSS BEFORE INCOME TAXES	(13,045)	8,139		(4,906)
PROVISION FOR INCOME TAXES	223	—		223
NET LOSS	$(13,268)	$8,139		$(5,129)

BASIC AND DILUTED LOSS PER SHARE	$(0.16)			$(0.06)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	81,928			81,928

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

NINE MONTHS ENDED NOVEMBER 30, 2005

(in thousands, except per share data)

(Unaudited)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software license	$17,552	$—		$17,552
Support	64,669	—		64,669
Services	43,124	—		43,124
Reimbursed expenses	4,885	—		4,885
Total revenue	130,230	—		130,230

OPERATING EXPENSES:
Cost of Revenue:
Cost of software license	11,181	—		11,181
Amortization of acquired technology	4,743	(4,743	)(a)	—
Cost of services and support	46,158	—		46,158
Cost of reimbursed expenses	4,885	—		4,885
Sales and marketing	28,842	—		28,842
Product development	21,977	—		21,977
General and administrative	14,495	—		14,495
Amortization of intangibles	4,987	(4,987	)(a)	—
Asset Impairment	3,733	(3,733	)(d)	—
Exit and disposal activities	2,988	(2,988	)(b)	—
Total operating expenses	143,989	(16,451)		127,538

OPERATING (LOSS) INCOME	(13,759)	16,451		2,692
OTHER EXPENSE, NET	(4,446)	—		(4,446)
LOSS BEFORE INCOME TAXES	(18,205)	16,451		(1,754)
(BENEFIT) PROVISION FOR INCOME TAXES	(2,527)	3,219	(e)	692
NET LOSS	$(15,678)	$13,232		$(2,446)

BASIC AND DILUTED LOSS PER SHARE	$(0.19)			$(0.03)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	82,240			82,240

MANUGISTICS GROUP, INC AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED CONDENSED CONSOLIDATED

STATEMENTS OF OPERATIONS

NINE MONTHS ENDED NOVEMBER 30, 2004

(in thousands, except per share data)

(Unaudited)

	GAAP	Adjustments		Adjusted (1)
REVENUE:
Software license	$28,143	$—		$28,143
Support	63,383	—		63,383
Services	50,091	—		50,091
Reimbursed expenses	6,273	—		6,273
Total revenue	147,890	—		147,890

OPERATING EXPENSES:
Cost of Revenue:
Cost of software license	10,861			10,861
Amortization of acquired technology	10,638	(10,638	)(a)	—
Cost of services and support	55,621	—		55,621
Cost of reimbursed expenses	6,273	—		6,273
Sales and marketing	41,852	—		41,852
Product development	25,151	—		25,151
General and administrative	17,270	—		17,270
Amortization of intangibles	4,986	(4,986	)(a)	—
Exit and disposal activities	6,636	(6,636	)(b)	—
Non-cash stock option compensation charge	168	(168	)(c)	—
Total operating expenses	179,456	(22,428)		157,028

OPERATING LOSS	(31,566)	22,428		(9,138)
OTHER EXPENSE, NET	(5,655)	—		(5,655)
LOSS BEFORE INCOME TAXES	(37,221)	22,428		(14,793)
PROVISION FOR INCOME TAXES	894	—		894
NET LOSS	$(38,115)	$22,428		$(15,687)

BASIC AND DILUTED LOSS PER SHARE	$(0.47)			$(0.19)

SHARES USED IN BASIC AND DILUTED LOSS PER SHARE CALCULATION:	81,885			81,885

(1)          The adjusted financial information provided is a non-GAAP measure of the Company’s financial performance that is intended to enhance the understanding of the results of operations.

Footnotes:

(a) Amortization of intangibles and acquired technology related to acquisitions

(b) Exit and disposal activities

(c) Non-cash stock option compensation charge

(d) Impairment of long-lived assets

(e) Benefit from tax adjustments

MANUGISTICS GROUP, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	November 30,	February 28,	November 30,
	2005	2005	2004
	(unaudited)	(unaudited)	(unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$67,234	$80,342	$71,616
Marketable securities	56,332	49,636	46,427
Total cash, cash equivalents and marketable securities	123,566	129,978	118,043

Accounts receivable, net	37,045	45,659	37,716
Other current assets	9,923	10,890	13,264
Total current assets	170,534	186,527	169,023

NONCURRENT ASSETS:
Property and equipment, net	14,585	15,795	18,565
Software development costs, net	9,580	14,390	14,140
Goodwill	185,784	185,658	185,749
Intangible and other assets	16,882	31,999	36,995
Long-term investments	2,942	5,911	14,127
TOTAL	$400,307	$440,280	$438,599

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$4,718	$7,117	$7,932
Accrued liabilities	20,157	30,704	29,085
Deferred revenue	34,576	43,173	29,949
Total current liabilities	59,451	80,994	66,966

NONCURRENT LIABILITIES:
Convertible debt	175,500	175,500	175,500
Long-term debt and capital leases	1,151	1,668	1,841
Other	15,041	17,372	13,107
	—
STOCKHOLDERS’ EQUITY	149,164	164,746	181,185
TOTAL	$400,307	$440,280	$438,599

SUPPLEMENTAL BALANCE SHEET INFORMATION:
Total cash, cash equivalents, marketable securities and long-term investments	$126,508	$135,889	$132,170

MANUGISTICS GROUP, INC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	(Unaudited)		(Unaudited)
	2005	2004	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,644)	$(13,268)	$(15,678)	$(38,115)
Non-cash items	8,281	14,885	31,740	41,673
Changes in assets and liabilities	(10,412)	(7,215)	(16,986)	(16,928)
NET CASH USED IN OPERATING ACTIVITIES	(6,775)	(5,598)	(924)	(13,370)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(1,038)	(449)	(2,779)	(3,352)
Capitalization/purchases of software	(832)	(2,596)	(2,577)	(7,341)
(Purchases) sales of marketable securities, net	(4,247)	(27,472)	(3,643)	2,115
Sales (purchases) of long-term investments, net	—	2,808	—	(5,128)
Proceeds from sale of fractional shares of jet	—	1,958	—	1,958
NET CASH USED IN INVESTING ACTIVITIES	(6,117)	(25,751)	(8,999)	(11,748)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments - long-term debt, net	(595)	(704)	(2,245)	(1,976)
Proceeds from exercise of stock options and employee stock plan purchases	126	145	368	745
NET CASH USED IN FINANCING ACTIVITIES	(469)	(559)	(1,877)	(1,231)

EFFECTS OF EXCHANGE RATES ON CASH BALANCES	(597)	1,616	(1,308)	406

NET CHANGE IN CASH AND CASH EQUIVALENTS	(13,958)	(30,292)	(13,108)	(25,943)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	81,192	101,908	80,342	97,559
CASH AND CASH EQUIVALENTS, END OF PERIOD	$67,234	$71,616	$67,234	$71,616

MANUGISTICS GROUP, INC AND SUBSIDIARIES

SELECTED STATISTICAL INFORMATION

(in thousands)

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	(Unaudited)		(Unaudited)
	2005	2004	2005	2004
Days sales outstanding (DSO) - accounts receivable, net	84	75

Product development costs, as reported	$6,523	$8,257	$21,977	$25,151
Capitalized software development costs	832	2,596	2,457	7,140
Gross product development costs	$7,355	$10,853	$24,434	$32,291
Gross product development costs - % of revenue	18.4%	24.1%	18.8%	21.8%

Capitalized software development costs	$832	$2,596	$2,457	$7,140
Amortization of capitalized software development costs	(2,298)	(2,435)	(7,266)	(7,224)
Net	$(1,466)	$161	$(4,809)	$(84)